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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 15, 2008

                                HEICO Corporation
             (Exact name of registrant as specified in its charter)

         Florida                        1-4604                   65-0341002
(State or other jurisdictio     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                   3000 Taft Street, Hollywood, Florida 33021
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (954) 987-4000
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.   Departure of Directors or Certain Officers; Election of Directors;
             Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)
Effective September 15, 2008, Mr. Joseph W. Pallot resigned as a director of HEICO Corporation (the "Company"). Mr. Pallot served as a member of the Finance/Audit Committee. The decision of Mr. Pallot to resign from his service on the Board of the Directors of the Company did not involve any disagreement with the Company concerning its operations, policies or practices.

(d)
Effective September 15, 2008, the Board of Directors of the Company appointed Mark H. Hildebrandt to serve as a director of the Company. In addition, Mr. Hildebrandt was appointed a member of the Finance/Audit Committee. There were no arrangements or understandings pursuant to which Mr. Hildebrandt was appointed as a director, and there are no related party transactions between the Company and Mr. Hildebrandt reportable under Item 404(a) of Regulation S-K.

Mr. Hildebrandt, 52, is a partner in Waldman Hildebrandt Trigoboff Marx & Calnan, P.A, a full service boutique law firm based in Miami, FL. Mr. Hildebrandt has practiced law continuously for more than 25 years and specializes in corporation & business law and in litigation. Mr. Hildebrandt began his legal career as an Assistant State Attorney at the Miami-Dade County State Attorney's Office under the Honorable Janet Reno. He is currently President of the Mount Sinai Medical Center Foundation in Miami Beach, FL, a member of the Executive Committee of the Board of Trustees of Mount Sinai, a former Chairman of the Finance Committee and a former member of the Audit Committee, and a member of the Finance and Investment Committee. Additionally, Mr. Hildebrandt is a member of the Board of Directors of Easter Seals of Miami-Dade County and has served in numerous other local civic posts.

A copy of the Company's press release announcing Mr. Pallot's resignation from the Board of Directors and the appointment of Mr. Hildebrandt to the Board of Directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)     Exhibits.

             99.1 Press Release of the Company, dated September 16, 2008.
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    HEICO CORPORATION

Date:  September 17, 2008                   By: /s/ THOMAS S. IRWIN
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                                                Thomas S. Irwin,
                                                Executive Vice President
                                                and Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)
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                                  EXHIBIT INDEX

Exhibit No.  Description
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99.1         Press Release of the Company, dated September 16, 2008.